UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
3.200% Notes due 2026	TMO 26B	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
3.650% Notes due 2034	TMO 34	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
At the Annual Meeting held on May 22, 2024, the shareholders of the Company voted on the following proposals:
1.    The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2025 annual meeting of shareholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	291,642,341	26,264,880	1,251,106	18,939,070
Nelson J. Chai	298,956,592	19,172,473	1,029,262	18,939,070
Ruby R. Chandy	315,153,133	3,569,683	435,511	18,939,070
C. Martin Harris	297,342,987	20,943,147	872,193	18,939,070
Tyler Jacks	312,972,768	5,742,386	443,173	18,939,070
Jennifer M. Johnson	313,364,342	5,323,046	470,939	18,939,070
R. Alexandra Keith	310,905,583	7,785,923	466,821	18,939,070
James C. Mullen	312,305,245	6,411,557	441,525	18,939,070
Debora L. Spar	318,236,224	470,856	451,247	18,939,070
Scott M. Sperling	301,652,519	17,058,310	447,498	18,939,070
Dion J. Weisler	309,538,534	9,176,625	443,168	18,939,070

2.    A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Votes
280,838,866	35,306,239	3,013,222	18,939,070

3.    The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 was ratified.

For	Against	Abstain
300,707,160	36,959,440	430,797

4.    The shareholder proposal to implement simple majority voting was not approved.

For	Against	Abstain	Broker Non-Votes
21,434,413	296,785,778	938,136	18,939,070

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 24, 2024	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel

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